UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2016

BIOVIE INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55297	210769
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Cummings Center, Suite 247-C

Beverly, MA 01915

(Address of principal executive offices and zip code)

(305) 515-4118

(Registrant’s telephone number, including area code)

NANOANTIBIOTICS, INC.

(Former Name, Former Address and Former Fiscal Year if Changed Since Last Report))

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Item 5.03 Amendment to Articles of Incorporation.

On July 18, 2016, BioVie Inc., formerly known as NanoAntibiotics, Inc., a Nevada corporation (the “Company”) held a special meeting (the “Special Meeting”) of its stockholders. At the Special Meeting, the stockholders approved an amendment to the Company’s Articles of Incorporation (the “Amendment”) to change the name of the Company to “BioVie Inc.” (the “Name Change”).

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Special Meeting, stockholders representing 68,060,592 shares of the Company’s 87,160,001 issued and outstanding shares of common stock were present in person or by proxy, representing a quorum for the purposes of the Special Meeting. The matter voted on at the Special Meeting and the results of the votes were as follows:

The stockholders approved an amendment to the Articles of Incorporation to effect the Name Change.

FOR	AGAINST
68,060,592	0

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2016	NANOANTIBIOTICS, INC.

	By:	/s/ Jonathan Adams
Name: Jonathan Adams
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment to Articles of Incorporation